11 INVESTOR PRESENTA T IO N JUNE 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND HIGHLIGHTS

DiamondRock Hospitality

KEY TAKEAWAYS

1. FY2022 Revenues Expected to Meet/Surpass FY2019 Comparable Revenues
2. Urban Hotels Are Largest Profit Opportunity
3. ROI Projects Outperforming Underwriting Planning for 2022-23 Projects Underway
4. Leading Q1 2022 Operating Results
5. ESG Leader – Corporate Responsibility Report


Kimpton Fort Lauderdale Beach Resort

2022 TRANSACTIONS

KIMPTON FORT LAUDERDALE BEACH RESORT

- Acquired the 96-room Kimpton Fort Lauderdale Beach Resort in Fort Lauderdale, Florida, proximate to our Westin Fort Lauderdale Beach Resort
  - 7.0%+ Hotel NOI yield in next twelve months
  - 8.0%+ estimated stabilized Hotel NOI yield

TRANQUILITY BAY BEACHFRONT RESORT

- Acquired commercial interest in the 103-unit Tranquility Bay Beachfront Resort in Marathon, Florida

2022 OUTLOOK

EXIT CREDIT FACILITY WAIVERS

- Expect full compliance with original, unmodified covenants in Q2 2022

RESTORING COMMON DIVIDEND

- Expect to resume a common dividend in H2 2022

3

OPERATING UPDATE – SECTOR LEADING PERFORMANCE (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results 2022 MONTHLY COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Jan-22 41.3% 245.13 101.19 (21.5%) 45,356 (22.0%) Feb-22 57.9% 283.49 164.25 0.7% 64,302 (2.2%) Mar-22 68.4% 296.22 202.67 5.3% 87,605 6.2% Apr-22(2) 72.4% 291.71 211.29 4.8% 86,320 4.4% May-22(2) 72.7% 296.34 215.43 4.8% 95,085 6.8% 4 Q1 2022 PEER PERFORMANCE PK SHO PEB RLJ XHR HST APLE DRH ADR Growth 0% 10% 18% -7% 7% 14% -2% 25% Occupancy Growth -33% -35% -36% -20% -25% -28% -9% -23% RevPAR Growth -33% -28% -26% -26% -20% -18% -11% -4% Hotel EBITDA Growth -54% -42% -41% -39% -28% -18% -14% 0% Source: Company filings

OPERATING UPDATE 5 ■ PREPARE FOR TAKEOFF Leisure demand remains robust REVENUE RECOVERY ACCELERATING ROBUST EBITDA RECOVERY ■ RETURN TO TRAVEL Corporate travel recovery aligns with return-to-office policies ■ ENCOURAGING OUTLOOK Group activity returning to pre- pandemic levels. Profitable banquet business is rebuilding RECENT TRENDS & OUTLOOK ■ HOTEL EBITDA RECOVERY Strong quarter-on-quarter growth in recovery of Hotel Adjusted EBITDA ■ HOTEL MARGINS We expect DRH’s stabilized margins will be 200-300bp higher post-pandemic Note: Excludes the Kimpton Ft. Lauderdale Note: Excludes the Kimpton Ft. Lauderdale

WHY DIAMONDROCK 6

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH 2022-2023 SETUP COMPELLING ROI PIPELINE STRONG/IMPROVING PORTFOLIO MARGIN IMPROVEMENT POTENTIAL POWERFUL CAPITAL RECYCLING 1 2 3 4 5 7 THE LODGE AT SONOMA

2022-2023 POSITIONED FOR OUTSIZED GROWTH

DiamondRock Hospitality

FOUR HOTEL UP-BRANDINGS

- Sonoma Autograph Collection Q3 2021
- The Hythe, The Luxury Collection Q4 2021
- Margaritaville Beach House Q4 2021
- Hotel Clio, The Luxury Collection Q1 2022

IMPROVING BUSINESS TRANSIENT

- Strong Expected Growth in 2022 Group Revenue
- City-wide room nights in 2022/2023 in major urban markets expected to see gains versus 2019

IMPROVING GROUP TRENDS

- Strong Expected Growth in 2022 Group Revenue
- 92% of Budgeted Group Nights On The Books

ROBUST LEISURE TRENDS

- Projected to add $20MM+ to 2022E EBITDA
  - *Tranquility Bay Beachfront Resort – Marathon, FL*
  - *Henderson Beach Resort – Destin, FL*
  - *Henderson Park Inn – Destin, FL*
  - *Bourbon Orleans Hotel – New Orleans, LA*

MARGIN IMPROVEMENT POTENTIAL

- 200-300bp of long-term potential



HOTEL CLIO, A LUXURY COLLECTION HOTEL



TRANQUILITY BAY RESORT

8

RECENTLY COMPLETED PROJECTS PROJECT COST IRR Completed $3.6MM 74% Mar 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 9Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Completed $3.5MM 82% Nov 2021 SHERATON KEY WEST

ROI PIPELINE: $90MM+ of ROI Projects at 40%+ IRRs PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) UNDERWRITTEN INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Completed THE HYTHE, LUXURY COLLECTION Luxury Collection Conversion $8.4 $3.4 88% Completed CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Completed MARGARITAVILLE BEACH HOUSE Rebranding $3.5 $1.3 82% Completed EMBASSY SUITES BETHESDA Brand Conversion $3.3 $0.5 28% Completed HOTEL CLIO, LUXURY COLLECTION F&B and Public Space Renovation $2.5 $0.5 42% Completed Luxury Collection Conversion $3.6 $1.2 74% Completed Recently Completed $33.2 $8.8 59% ORCHARDS INN Resort Repositioning $19.8 $2.6 22% 2023 BOSTON HILTON Third Floor Reconfiguration $6.0 $1.0 33% 2023 THE LANDING Additional 14 Keys $6.1 $1.2 42% 2023 BURLINGTON HILTON Soft brand Conversion $2.6 $0.8 75% 2023 F&B Repositioning $1.3 $0.4 69% 2023 Total in Planning $35.8 $6.1 34% Recently Completed & Active ROI Pipeline $69.0 $14.9 47% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR 10 1. Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas 2. Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

IMPROVING GROUP TRENDS

DIAMONDROCK HOSPITALITY

WELL-POSITIONED FOR GROUP RECOVERY

- **ENCOURAGING CITY-WIDE TRENDS**
  Convention centers in major-markets positioned to surpass 2019 room nights
- **GROUPS ARE LOOKING TO MEET**
  Group sales activity for DRH portfolio was 36% ahead of pre-pandemic periods. No demand for "hybrid" meetings
- **LUCRATIVE BANQUETS RETURNING**
  Quality of group demand on-the-books improves as we move through the year
- **ROOM NIGHTS RECOVERED**
  Room night leads in Q1 2022 was in line with pre-pandemic volume
- **AVERAGE EVENT SIZE IS *SMALLER*…**
  The average lead in Q1'22 was 30% smaller than pre-pandemic periods, favors DRH's hotel profile

CITYWIDE CONVENTION ROOM NIGHTS "ON THE BOOKS"

MARKET	% of 2019A EBITDA	2019	2022E	2023E
BOSTON	15%	349,030	330,296	438,015
CHICAGO	15%	1,141,525	1,189,447	1,106,314
WASHINGTON, DC	6%	387,442	394,486	366,818
SAN DIEGO	4%	732,411	692,376	697,265
PHOENIX	3%	290,541	293,139	289,888
TOTALS[1]	**43%**	**2,900,949**	**2,899,744**	**2,898,300**

[1] As of May 5, 202. Source: Convention & Visitor Bureaus

DIAMONDROCK PORTFOLIO GROUP SALES LEAD ACTIVITY[2]

	LEADS (#)		LEADS (ROOM NIGHTS)	
PERIOD	(000S)	% OF Q1'20	(MILLIONS)	% OF Q1'20
Q1 2020	11.8	100%	2.9	100%
Q2 2020	4.3	36%	1.0	34%
Q3 2020	4.1	35%	0.7	25%
Q4 2020	4.3	36%	0.7	24%
Q1 2021	8.2	69%	1.2	41%
Q2 2021	11.2	95%	1.7	59%
Q3 2021	12.4	105%	2.1	72%
Q4 2021	12.1	103%	2.0	69%
Q1 2022	**16.1**	**136%**	**2.8**	**97%**

[2] As of May 5, 2022
Source: DiamondRock hotel portfolio

280 Average Room Count of DRH Hotel Portfolio

92% 2022 Budgeted Group Rooms On-The-Books as of May 31st

11

SOURCES OF LONG-TERM EBITDA GROWTH

DiamondRock Hospitality

$55-75 MILLION OF POTENTIAL INCREMENTAL HOTEL ADJUSTED EBITDA


$400
$380
$360
$340
$320
$300
$280
$260
$240
$220
$200
CAPITAL RECYCLING & EXTERNAL GROWTH
INTERNAL GROWTH
$279MM(1)
($15MM)(2)
$27-30MM(3)
$18-22MM(4)
$19-29MM(5)
$6-12MM(6)
2019 Contribution of Dispositions
Stabilized Contribution of Acquisitions
Upbranding & ROI Plpeline
200-300bp of Stabilized Margin Expansion
RevPAR Index Share Gains
2019A Reported
Dispositions
Acquisitions
ROI Pipeline
Enhanced Margins
Market Share

(1) 2019A reported Hotel Adjusted EBITDA
(2) Contribution to 2019A Hotel Adjusted EBITDA from The Lexington and Frenchman's Reef. These assets were sold in 2021.
(3) Proforma stabilized Hotel Adjusted EBITDA of Henderson Beach Resort, Henderson Park Inn, Bourbon Orleans and Tranquility Bay. These assets were acquired in 2021-2022.
(4) Proforma stabilized Hotel Adjusted EBITDA of Upbranding & ROI pipeline: 2022 Budget vs. 2019A for completed projects and proforma for remainder.
(5) Estimated potential increase to stabilized Hotel Adjusted EBITDA margins for DRH portfolio. Stabilized increase to industry-wide margins estimated to be 0-100bp
(6) RevPAR Index Share gains for select hotels

12

ACQUIRED KIMPTON FORT LAUDERDALE BEACH (FORT LAUDERDALE, FLORIDA)

DIAMONDROCK HOSPITALITY



KEY DEAL HIGHLIGHTS

- Off-market acquisition of a lifestyle resort property with dedicated beach amenities and services for guests
- Fee simple, unencumbered by management.
- Reopened mid-2021 after a complete rehabilitation to current building and hurricane codes while preserving historic Art Deco architecture
- Price/key is 40% below AC Hotel ($600k/key, Feb 2022)
- Only IHG Hotels & Resorts or Kimpton in the market.
- Forecast stabilization at an 8% NOI yield.



ACQUISITION DATE	4/1/22
PURCHASE PRICE	$35.3 MILLION
LOCATION	FORT LAUDERDALE, FL
NUMBER OF ROOMS	96



UPSIDE OPPORTUNITIES

- Revenue and expense synergies with DiamondRock's Westin Fort Lauderdale Beach Resort two blocks away
- Significant profit upside in resort
  - Enhance revenue management
  - Un-utilized rooftop bar and swimming pool with panoramic views of the Intracoastal
  - Revenue opportunity in resort fees
  - Improve marketing of hotel and F&B outlets
- Profit potential in adjacent Tiffany House residences *(not included in underwriting)*
  - Opportunity to collect parking revenue from 230+ space parking garage (DRH owned) with mandatory valet access for guests and residents.
  - Create RMA program for condo-owners

ACCOLADES FOR FORT LAUDERDALE

- Third highest occupancy market in Florida
- Top 25 Popular U.S. Destinations (TripAdvisor)
- Best U.S. Destination for Meetings & Conventions (Prevue)
- Annual Formula 1 event scheduled for 2022-2028


Conrad Fort Lauderdale
Four Seasons Fort Lauderdale
Hilton Fort Lauderdale Beach Resort
W Fort Lauderdale
Kimpton Fort Lauderdale Beach Resort
The Westin Fort Lauderdale Beach Resort
AC Hotel Fort Lauderdale Beach
Ritz Carlton Fort Lauderdale
N
200 m
© OpenStreetMap contributors

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 4, 2021. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

13

ACQUIRED TRANQUILITY BAY BEACHFRONT RESORT (MARATHON, FLORIDA)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE 1/6/22
PURCHASE PRICE $63 MILLION
LOCATION MARATHON, FL
NUMBER OF UNITS 103



KEY DEAL HIGHLIGHTS

- 2021 TripAdvisor Traveler's Choice Award and consistently among the top hotels in Marathon, FL.
- 12 oceanfront acres with 1,000 feet of shoreline
- Strict development ordinances constrain supply and supports the highest RevPAR of any major U.S. market
- >$645 ADR (2021E), nearly 3x the portfolio average
- >11% capitalization rate on trailing 2021 proforma NOI or over $50,000/key in Hotel EBITDA
- Investment comprised of (1) fee simple ownership of 16 units and all resort amenities and infrastructure and (2) durable, long-term rental management agreements for 84 third-party owned beach homes and (3) majority of three vacation rental units.

UNIT COMPOSITION

16 Units	16 Bedrooms	One Bedroom	450 Sq. Ft.
46 Units	92 Bedrooms	Two Bedroom	840 Sq. Ft.
41 Units	123 Bedrooms	Three Bedroom	1,320 Sq. Ft.
103 Units	**231 Bedrooms**		**970 Sq. Ft.**

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Entitled for marina development
  - Enhanced F&B programming at pool and beach area
  - Initiate wedding-market programming
  - Enhanced revenue management
  - Benefit from clustering with other DRH Resorts



RESORT MAP


PARKING
WATER VIEW BEACH HOUSES
RECEPTION
BUTTERFLY CAFE
FITNESS CENTER
TROPICAL GARDEN POOL
WATER VIEW BEACH HOUSES
PUTTING GREEN
MAIN LAGOON POOL
BEACHFRONT BEACH HOUSES
WATERFRONT BEACH HOUSES
BEACHFRONT BEACH HOUSES
ADULT POOL
BEACHFRONT BEACH HOUSES
SAND DUNES
BOARDWALK
DOLPHIN LAGOON
SUNSET GAZEBO
WATERSPORTS
SUNSET TERRACE
GULF OF MEXICO

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

14

ACQUIRED HENDERSON BEACH RESORT (DESTIN, FLORIDA)

DIAMONDROCK HOSPITALITY



ACQUISITION DATE	12/23/21
PURCHASE PRICE	$112.5 MILLION
LOCATION	DESTIN, FL
NUMBER OF ROOMS	170
NUMBER OF RMAs:	46
EVENT SPACE	40,000 SQ FT



KEY DEAL HIGHLIGHTS

- AAA Four Diamond Award in 2019. Consistently recognized by Travel + Leisure, US News & World Report and other periodicals as one of the best resorts in Florida.
- Best located resort in the market; A+ beach access to the white sands of Florida's "Emerald Coast"
- Explosive population growth in feeder markets (Houston, Dallas, Atlanta, Nashville, Birmingham); outpaced U.S. growth 2.5-to-1
- >$430 ADR (2021E), 80%+ above the portfolio average
- 6.4% capitalization rate on 2021E NOI; stabilization at 8% NOI yield or $53,000/key in Hotel EBITDA

UPSIDE OPPORTUNITIES

- Significant revenue upside
  - Enhanced revenue management
  - Room segmentation strategies
  - Operating synergies with Henderson Park Inn
  - Benefit from clustering with other DRH Resorts
  - Improve F&B programming
  - Enhance group sales penetration
  - Yield management of 46 onsite condo units operated under Rental Management Agreements (RMA)



LOCATION AND FEEDER MARKETS


Memphis: 7.5hrs/500 miles
Birmingham: 4hrs/250miles
Nashville: 7hrs/500 miles
Atlanta: 5hrs/311 miles
Houston: 9hrs/600 miles
New Orleans: 4hrs/270 miles
Tallahassee: 2.5hrs/150 miles
Jacksonville: 4.5hrs/320 miles
Destin
Orlando: 6hrs/400 miles

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of January 13, 2022. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.

15

LOWEST EXPOSURE TO LONG-TERM, BRAND-MANAGED CONTRACTS % BRAND MANAGED COMPANY PERCENT OF MANAGEMENT CONTRACTS XHR 86% HST 84% PK 81% SHO 59% PEER AVERAGE 57% PEB 25% DRH-Prior 24% DRH-Current 6% BENEFITS OF LOW EXPOSURE Source: Company filings, Robert W. Baird & Co Note: DRH Prior is prior to the disposition of Frenchman’s Reef and The Lexington Hotel, and the six Marriott-managed hotels converted to franchise agreements. 16 ■ SUPERIOR COST CONTROLS ■ Utilize most cost-effective procurement & sourcing ■ Identify cost-effective product alternatives ■ SUPERIOR LABOR MANAGEMENT ■ Management staff levels and compensation ■ Non-exempt staff levels, scheduling, and compensation ■ OWNER-CENTRIC CASH/CAPITAL MANAGEMENT ■ Owner dictates cash management and distribution ■ Owner dictates capital investment / purchasing decisions ■ LOWER COST OF OPERATIONS ■ Management fee differential ■ Operating cost savings ■ Measurably enhance profitability CREATES VALUE ENTERPRISE / ASSET VALUE ■ Source of value to self-managed portfolio/asset buyers ■ Buyers value ability to execute their strategy ■ Expands audience of prospective buyers ■ Unencumbered hotels worth 15-20% over encumbered 2 LONG-TERM MANAGEMENT CONTRACTS

17 PORTFOLIO Tranquility Bay Resort, Marathon, Florida

DIAMONDROCK AT A GLANCE 9,548 ROOMS 34 PROPERTIES 23 GEOGRAPHIC MARKETS LOCATION EBITDA LOCATION EBITDA Boston, MA 15% Denver, CO 3% Chicago, IL 15% Phoenix, AZ 3% New York, NY 6% Burlington, VT 3% Ft. Lauderdale, FL 6% Sonoma, CA 2% Washington, D.C. 6% New Orleans, LA 2% Ft. Worth, TX 5% Charleston, SC 2% Key West, FL 5% Huntington Beach, CA 2% San Diego, CA 4% Atlanta, GA 2% Salt Lake City, UT 4% Destin, FL 2% Sausalito, CA 4% Lake Tahoe, CA 1% Vail, CO 4% San Francisco, CA 1% Sedona, AZ 3% DIVERSIFIED GEOGRAPHICAL SOURCES OF EBITDA VARIOUS SOURCES OF REVENUE DIVERSIFIED PORTFOLIO WITH FOCUS ON RESORT AND LIFESTYLE PROPERTIES Urban Lifestyle 39% Luxury Resorts 28% Lifestyle Resorts 33% Q1 Q2 Q3 Q4 ■ Contract/0ther ■ Leisure Transient ■ Business Transient ■ Group NOTE: All operating information is based on 2019 results, pro forma for all acquisitions and dispositions. 18 Urban Gateway, 55% Lifestyle & Resort, 45% Luxury Resorts, 35% Lifestyle Resorts, 31% Urban Lifestyle, 34% % of 2019 Proforma EBITDA

PORTFOLIO: DATA TABLE 19 19 Note: 2021A results used for Henderson Beach Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % of 2019A EBITDA LUXURY RESORT 930 $281 $489 $179 $48 15% LIFESTYLE RESORT 1,312 $185 $302 $110 $32 15% LIFESTYLE URBAN 1,491 $185 $256 $93 $29 15% RESORT/LIFESTYLE 3,733 $209 $330 $120 $35 45% URBAN GATEWAY 5,815 $176 $240 $88 $27 55% TOTAL 9,548 $189 $275 $100 $30 100%

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION 20 2019 ACTUAL PRO FORMA FOR DISPOSITION AND ACQUISITIONS Corporate - Group, 21% Leisure - Group, 7% Leisure - Transient, 34% Corporate - Transient, 38% Corporate - Group 20% Leisure - Group 7% Leisure - Transient 38% Corporate - Transient 35% 41% LEISURE 59% CORPORATE 45% LEISURE 55% CORPORATE % of Room Nights Note: % of 2019 proforma EBITDA, 2022 projected EBITDA used for Kimpton Ft. Lauderdale

STRONG RESORT MARKET PRESENCE

DiamondRock Hospitality

OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS

LUXURY RESORT

SAUSALITO, CA

CAVALLO POINT

SEDONA, AZ

L'AUBERGE DE SEDONA

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON PARK INN

MARATHON, FL

TRANQUILITY BAY RESORT

DESTIN, FL

HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL

KIMPTON FORT LAUDERDALE BEACH RESORT

KEY WEST, FL

HAVANA CABANA

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

URBAN LIFESTYLE

BURLINGTON, VT

HILTONBURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC

RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ

KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

21

HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN 22 EMBASSY SUITES BY HILTON BETHESDA EFFECTIVE 2/1/2022

23 ESG LEADERSHIP The Hythe Vail, A Luxury Collection Hotel Vail, Colorado L’Auberge de Sedona Sedona, Arizona

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 2ENVIRONMENTAL 2SOCIAL 3GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 DRH GRESB Score 53 75 81 84 86 Peer Score Average(1) 57 58 69 69 72 Index to Peer Score Average 93% 129% 117% 122% 119% RESPONSIBLE CORPORATE CITIZEN 24As of May 31, 2022